Intangible Assets	6 Months Ended
Jul. 31, 2025
Intangible Assets
Intangible Assets

Note 9 - Intangible Assets

	July 31,	January 31,
	2025	2025
Cost
Customer agreements and relationships	394,649	354,049
Existing technology	510,959	466,832
Trade names	12,784	12,142
Non-compete covenants	16,878	16,483
	935,270	849,506
Accumulated amortization
Customer agreements and relationships	209,177	189,908
Existing technology	352,504	316,506
Trade names	9,659	8,889
Non-compete covenants	13,932	12,933
	585,272	528,236
Net	349,998	321,270

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the six month period ended July 31, 2025 is primarily due to the acquisitions of 3GTMS and PackageRoute, partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $350.0 million over the following periods: $39.7 million for the remainder of fiscal 2026, $65.6 million for 2027, $58.3 million for 2028, $49.7 million for 2029, $37.7 million for 2030 and $99.0 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.